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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): JUNE 24, 2005

                         ADVANCED MATERIALS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

          0-16401                                      33-0215295
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  (Commission File Number)                  (IRS Employer Identification No.)


   11420 MATHIS AVENUE, DALLAS, TEXAS                              75234
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (972) 432-0602
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective June 24, 2005, Robert E. Delk, who has served as a member of the board of directors ("Board") of Advanced Materials Group, Inc. ("ADMG") and as the President and Chief Executive Officer of ADMG since August 1, 2003, resigned from his position on the board of directors. Pursuant to the letter dated June 24, 2005 addressed to the Chairman of the Board of ADMG in which Mr. Delk advised the board of directors of his resignation as a director, Mr. Delk also gave written notice of termination of his employment with ADMG effective July 31, 2005 upon the expiration of his Employment Agreement dated August 1, 2003 with ADMG.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 30, 2005                        ADVANCED MATERIALS GROUP, INC.


                                               By: /s/ William G. Mortensen
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                                                   William G. Mortensen
                                                   Chief Financial Officer


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